July 29, 2008

Second Quarter Results and
2008 Financial Outlook

Exhibit 99.2

Agenda

Company Overview

Bob Rossiter, Chairman, CEO and President

Second Quarter Results and 2008 Financial Outlook

Matt Simoncini, SVP and CFO

Q and A Session

Company Overview

Business Conditions Very Challenging*

North American industry production down sharply:

Second quarter down 15% from a year ago

Full-year outlook lowest since the early 1990s

Dramatic shift away from full-size pickups and large SUVs in
North America:

Second quarter down 37% from a year ago

Full-year outlook down 42% from peak in 2004

Continued restructuring at major North American customers

High raw material and energy prices persist

European production relatively stable

Continued strong growth in emerging markets

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Challenging Conditions Likely To Continue Into 2009

Lear is Proactively Addressing the Challenges*

Maintained solid operating fundamentals globally

Accelerating progress on global restructuring initiative

Winning significant new business globally

Continuing to diversify our sales mix

Investing in our electrical and electronic business

Proactively managing our liquidity position

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Maintaining Solid Operating Results As We
Aggressively Restructure And Reposition The Company

Sales Growth and Diversification*

Net new business wins since January total about $600 million:

˜ $60 million in 2009

˜ $300 million in 2010

˜ $240 million beyond 2010

Composition of net new business further diversifies sales:

Primarily outside of North America

55% in electrical and electronics

25% Domestic Three and 75% European and Asian automakers

In addition, non-consolidated new business wins total
approximately $150 million

Continuing To Grow And Diversify Global Sales

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

39% Improvement
9.5
8.3
7.9
7.0
7.1
6.7
6.7
7.2
5.8
2000
2001
2002
2003
2004
2005
2006
2007
2008

  19% Year-Over-Year Improvement in TGW

  39% Improvement since 2000 in TGW

  Lear leads the industry in key segments:

Best Compact Premium Seat Quality–Porsche Cayman

Best Midsize Premium Sporty Seat Quality–Chevrolet
Corvette Coupe

Best Midsize Utility Seat Quality–Dodge Durango

Best Large Pickup Seat Quality–Dodge Ram HD

Best Midsize CUV Seat Quality–Hyundai Santa Fe

Source:  2008 J.D. Power Seat Quality and Satisfaction Report

Lear’s Highlights from
2008 J.D. Power Survey

Things Gone Wrong (TGW)

per 100 vehicles

Leadership in Seat Quality

Highest Quality Major Seat Manufacturer
For 7 Of Last 8 Years

Operating Priorities

Business conditions in North America have deteriorated
rapidly this year and are likely to remain challenging into
2009

In response, the Lear team is focused on:

Maintaining operational excellence

Further diversifying our sales outside of North America

Implementing structural cost reduction actions

Selectively investing in growth opportunities

Proactively managing our liquidity position

We are well positioned to weather the downturn and to
emerge even stronger when external factors improve

Improving Our Business Structure
For Long-Term Success

Second Quarter Results
and 2008 Financial Outlook

Second Quarter 2008
Financial Summary*

Major Factors Impacting Second-Quarter 2008 Results

Difficult North American production environment, with industry down
15% and Domestic Three down 21% from a year ago

Raw material and energy prices remained high

Continued benefits of restructuring actions

Second-Quarter 2008 Results Solid

Net sales of $4.0 billion

Core operating earnings of $164 million**

Free cash flow of $16 million**

Full-Year 2008 Earnings Outlook Updated to Reflect

Lower North American industry production of 13.5 million units vs.
13.8 million units in June 4 outlook

Core operating earnings reduced to $550 to $600 million, reflecting the lower production outlook in North America

**  Core operating earnings represents income before interest, other expense, income taxes, restructuring costs and other special items.  Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures.

Please see slides titled “Non-GAAP Financial Information” and “Forward-Looking Statements” at the end of this presentation for further information.

Second Quarter 2008
Industry Environment

Second Quarter

Second Quarter

2008

2008 vs. 2007

North American Production

Industry

3.4 mil

down 15%

Domestic Three

2.1 mil

down 21%

Lear's Top 15 Platforms

0.8 mil

down 30%

European Production

Industry

5.5 mil

up 4%

Lear's Top 5 Customers

2.8 mil

up 3%

Key Commodities (Quarterly Average)

vs. Prior Quarter

Steel (Hot Rolled)

up 37%

up 64%

Copper

up  7%

up 10%

Crude Oil

up 27%

up 91%

Foam-Related Chemicals

up  3%

up 13%

Second Quarter 2008
Reported Financials

*    Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

(in millions, except net income per share)

Second

Quarter 2008

Second

Quarter 2007

2Q '08

B/(W) 2Q '07

Net Sales

$3,979.0

$4,155.3

($176.3)

Income Before Interest, Other Expense and

Income Taxes*

$105.5

$194.8

($89.3)

Pretax Income

$55.8

$143.9

($88.1)

Net Income

$18.3

$123.6

($105.3)

Net Income Per Share

$0.23

$1.58

($1.35)

SG&A % of Net Sales

3.9

%

3.4

%

(0.5)

pts.

Interest Expense

$45.6

$51.3

$5.7

Depreciation / Amortization

$77.4

$75.7

($1.7)

Other Expense, Net

$4.1

$0.3

($3.8)

Second Quarter 2008
Restructuring Impact*

Second Quarter

Income Before Interest,

Other Expense

and Income Taxes

*    Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

(in millions)

Reported Results

2008 Total Company

$      105.5

Reported Results Include the Following Items:

COGS

SG&A

Costs related to restructuring actions

$         58.3

47.9

$

10.4

$

2008 Core Operating Earnings

163.8

$

2007 Core Operating Earnings

229.3

$

Income Statement Category

Second Quarter 2008
Net Sales Changes and Margin Impact

Net Sales

Margin

Performance Factor

Change

Impact

Comments

(in millions)

Industry Production /

Platform Mix / Net Pricing

$     (554)

Negative

Lower production and unfavorable platform

mix in North America, including impact of

American Axle strike

Global New Business

           64

Neutral

Lincoln MKS and Saturn VUE in North

America, Audi A4 in Europe and numerous

programs in Asia

F/X Translation

         314

Neutral

Euro up 16%, Canadian dollar up 9%

Performance

Positive

Favorable operating performance, including

efficiency actions and benefits from

restructuring actions

7.7%
5.5%
Q2 2007
Q2 2008

7.1%
6.0%
FH 2007
FH 2008

Second Quarter 2008
Seating Performance*

Explanation of
Year-to-Year Change Q2

*   Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

Second Quarter

(in mils)

Sales

Earnings**

Adj. Earnings**

$3,264.5                        $3,141.2

$   238.8                         $   130.0

$   250.4                         $   173.2

**   Reported segment earnings represents income before interest, other expense and income taxes; adjusted segment earnings represents reported segment earnings adjusted for restructuring costs and other special items.

Adjusted Seating Segment Margins

Sales Factors

Decreased, driven by lower
industry production and
unfavorable platform mix in North
America, partially offset by
favorable foreign exchange

Margin Performance

Declined, reflecting the impact of
lower production in North
America, offset in part by
favorable cost performance,
including restructuring savings

First Half

$6,258.7                                 $6,177.3

$   435.9                                 $   313.3

$   442.9                                 $   370.1

4.7%
4.8%
Q2 2007
Q2 2008
4.7%
5.1%
FH 2007
FH 2008

Explanation of
Year-to-Year Change Q2

*   Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

Second Quarter

(in mils)

Sales

Earnings**

Adj. Earnings**

$  825.1                           $  837.8

$    23.5                            $    31.2

$    38.6                            $    40.6

**   Reported segment earnings represents income before interest, other expense and income taxes; adjusted segment earnings represents reported segment earnings adjusted for restructuring costs and other special items.

Sales Factors

Increased, driven by favorable
foreign exchange and the
addition of new business,
partially offset by lower industry
production in North America

Margin Performance

Improved slightly, reflecting
favorable operating performance,
including restructuring savings,
as well as the recovery of
previously-incurred program-
related engineering expenditures

First Half

$1,613.8                               $1,659.3

$     41.0                               $     66.5

$     76.1                               $     85.4

Second Quarter 2008
Electrical and Electronic Performance*

Adjusted Electrical and Electronic Segment Margins

Second Quarter 2008
Free Cash Flow*

*  Free cash flow represents net cash provided by operating activities ($68.4 million for the three months ended 6/28/08) before net change in sold accounts receivable (($2.7)  million for the three months ended 6/28/08) (Cash from Operations), less capital expenditures.  Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

(in millions)

Second

Quarter

2008

Net Income

$       18.3

Depreciation / Amortization

         77.4

Working Capital / Other

        (30.0)

Cash from Operations

$       65.7

Capital Expenditures

        (50.0)

Free Cash Flow

 $       15.7

1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008 Forecast

2008 Outlook
Global Industry Production*

2008 Industry Production Forecast

(in millions of vehicles)

North American Production

13.8

17.2

13.5

Global Automotive Industry Production Up 2% For 2008

(in millions)

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Source: CSM Worldwide & Company estimates

B/(W) 2007

2008

Major Market

up 2%

          ˜ 70.0

Global

11%

1.7

Russia

27%

2.4

India

15%

3.0

Brazil

14%

7.9

China

1%

20.3

Europe

(10)%

13.5

North America

2008 Outlook
Full-Year Financial Forecast*

*  Please see slides titled “Non-GAAP Financial Information” and “Forward-Looking Statements” at the end of this presentation for further information.

**  Subject to actual mix of earnings by country.

                                         2008 Full-Year

Financial Forecast

Net Sales

˜ $15.0 billion

Core Operating Earnings

$550 to $600 million

Income before interest, other expense,

income taxes, restructuring

costs and other special items

Interest Expense

$190 to $200 million

Pretax Income

$325 to $375 million

before restructuring costs

and other special items

Estimated Tax Expense

˜ $125 million

**

Pretax Restructuring Costs

˜ $140 million

Capital Spending

$230 to $250 million

Depreciation and Amortization

˜ $300 million

Free Cash Flow

˜ $150 million

$2,000
$1,500
$1,000
$500
$0
$822
$468
$991
$300
$400
$600
2009
2010
2011
2012
2013
2014
2015
2016
Convert
Term Loan B
Public Bonds
Revolving Credit Facility

Committed Liquidity Until 2012*

($ in millions)

2 $1.0 billion term loan amortizes at $6.0m per year, with $967 million due at maturity in 2012.

3 Excludes $0.8M of convertible notes that can be called by Lear at any time.

1 Revolving line of credit of $1.3 billion, $468 million of which matures on March 23, 2010 and $822 million of which matures on January 31, 2012.

Debt Maturities Following July 2008 Bank Amendment

2

3

1

4

4 An irrevocable call notice for the remaining $41 million of outstanding bonds due 2009 was executed in connection with the July 2008 bank amendment.  These bonds will be retired on August 4, 2008 with cash.

1

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Summary and Outlook*

Business structure improvements being aggressively implemented to improve long-term competitiveness:

Aggressive actions to improve cost structure

Continued sales diversification

Further low-cost footprint expansion

Selective vertical integration

Adopted global operating structure for business units

Implementing improvement plan for electrical and electronics

Second quarter 2008 financial results:

Net sales of $4.0 billion

Core operating earnings of $164 million

Continued focus on quality, service and innovation

Lear remains solidly profitable with full-year 2008 outlook for core operating earnings of $550 to $600 million

Recent bank amendment provides committed liquidity until 2012

Longer-term financial outlook continues to be positive

Please see slides titled “Non-GAAP Financial Information” and “Forward-Looking Statements” at the end of this presentation for further information.

ADVANCE RELENTLESSLY™

www.lear.com

LEA

NYSE

Listed

R

In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”) included throughout this presentation, the Company has provided information regarding “income before interest, other expense and income taxes,” “income before interest, other expense, income taxes, restructuring costs and other special items” (core operating earnings), “pretax income before restructuring costs and other special items” and “free cash flow” (each, a non-GAAP financial measure).  Other expense includes, among other things, non-income related taxes, foreign exchange gains and losses, discounts and expenses associated with the Company’s asset-backed securitization and factoring facilities, minority interests in consolidated subsidiaries, equity in net income of affiliates and gains and losses on the sale of assets. Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures.  The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity.

Management believes the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the
Company’s financial position and results of operations.  In particular, management believes that income before interest, other expense and income taxes, core operating earnings and pretax income before restructuring costs and other special items are useful measures in assessing the Company’s financial performance by excluding certain items (including those items that are included in other expense) that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the Company’s continuing operating activities.  Management also believes that these measures are useful to both management and investors in their analysis of the Company's results of operations and provide improved comparability between fiscal periods.  Management believes that free cash flow is useful to both management and investors in their analysis of the Company’s ability to service and repay its debt. Further, management uses these non-GAAP financial measures for planning and forecasting in future periods.

Income before interest, other expense and income taxes, core operating earnings, pretax income before restructuring costs and other special items and free cash flow should not be considered in isolation or as a substitute for pretax income, net income, cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity.  In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses.  Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.  Given the inherent uncertainty regarding special items, other expense and the net change in sold accounts receivable in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible.  The magnitude of these items, however, may be significant.

Non-GAAP Financial Information

Non-GAAP Financial Information
Core Operating Earnings

Three Months

(in millions)

Q2 2008

Q2 2007

Pretax income

$          55.8

$        143.9

Divestiture of Interior business

                 -

             (0.7)

Interest expense

            45.6

            51.3

Other expense, net *

               4.1

              0.3

Income before interest, other expense and income taxes

$        105.5

$        194.8

Restructuring costs and other special items -

Costs related to restructuring actions

           58.3

            34.8

Additional costs related to Interior divestiture (COS and SG&A)

                -

              1.8

Costs related to merger transaction

                -

              2.3

Less: Interior business

   -

 (4.4)

Income before interest, other expense, income taxes,

restructuring costs and other special items

$        163.8

$        229.3

(core operating earnings)

* Includes minority interests in consolidated subsidiaries and equity in net income of affiliates.

Non-GAAP Financial Information
Segment Earnings Reconciliation

Three Months

Six Months

(in millions)

Q2 2008

Q2 2007

Q2 2008

Q2 2007

Seating

 $         130.0

$           238.8

$         313.3

$          435.9

Electrical and electronic

             31.2

                23.5

             66.5

               41.0

Interior

                  -

                 (0.6)

                  -

                 8.2

Segment earnings

            161.2

              261.7

           379.8

             485.1

Corporate and geographic headquarters and elimination of

intercompany activity

              (55.7)

               (66.9)

           (111.4)

            (105.9)

Income before interest, other expense and

income taxes

  $         105.5

$            194.8

$         268.4

$          379.2

Divestiture of Interior business

                   -

                 (0.7)

                  -

                24.9

Interest expense

              45.6

                51.3

             93.0

             102.8

Other expense, net

                 4.1

                  0.3

             10.1

                25.3

Pretax income

$            55.8

$            143.9

$          165.3

$           226.2

Non-GAAP Financial Information
Adjusted Segment Earnings

Three Months Q2 2008

Three Months Q2 2007

Electrical and

Electrical and

(in millions)

Seating

Electronic

Seating

Electronic

Sales

3,141.2

$

837.8

$

3,264.5

$

825.1

$

Segment earnings

130.0

$

31.2

$

238.8

$

23.5

$

Costs related to restructuring actions

43.2

9.4

11.6

15.1

Adjusted segment earnings

173.2

$

40.6

$

250.4

$

38.6

$

Six Months Q2 2008

Six Months Q2 2007

Electrical and

Electrical and

(in millions)

Seating

Electronic

Seating

Electronic

Sales

6,177.3

$

1,659.3

$

6,258.7

$

1,613.8

$

Segment earnings

313.3

$

66.5

$

435.9

$

41.0

$

Costs related to restructuring actions

56.8

18.9

7.0

35.1

Adjusted segment earnings

370.1

$

85.4

$

442.9

$

76.1

$

Non-GAAP Financial Information
Cash from Operations and Free Cash Flow

Three Months

(in millions)

Q2 2008

Net cash provided by operating activities

68.4

$

Net change in sold accounts receivable

(2.7)

Net cash provided by operating activities before net

change in sold accounts receivable

(cash from operations)

65.7

Capital expenditures

(50.0)

Free cash flow

15.7

$

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995, including statements regarding anticipated financial results and liquidity.  Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates or currency exchange rates, the financial condition of the Company’s customers or suppliers, changes in actual industry vehicle production levels from the Company’s current estimates, fluctuations in the production of vehicles for which the Company is a supplier, the loss of business with respect to, or the lack of commercial success of, a vehicle model for which the Company is a significant supplier, including declines in sales of full-size pickup trucks and large sport utility vehicles, disruptions in the relationships with the Company’s suppliers, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the outcome of customer productivity negotiations, the impact and timing of program launch costs, the costs, timing and success of restructuring actions, increases in the Company's warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the
Company's key customers and suppliers, the cost and availability of raw materials and energy, the Company's ability to mitigate increases in raw material, energy and commodity costs, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in cash flow, including the Company’s ability to align its vendor payment terms with those of its customers, the Company’s ability to access capital markets on commercially reasonable terms and other risks described from time to time in the
Company's Securities and Exchange Commission filings.  In particular, the Company’s financial outlook for 2008 is based on several factors, including the Company’s current industry vehicle production and raw material pricing assumptions.  The Company’s actual financial results could differ materially as a result of significant changes in these factors.

The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.